DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-1

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974


                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                           MONTHLY OPERATING REPORT
                    FOR THE MONTH ENDING NOVEMBER 20, 1998

========================================================================================================================
                                                         Document                Previously              Explanation
      Required attachments                               Attached                 Submitted                Attached

      1.  Tax Receipts                                     ( )                       ( )                    ( X )

      2.  Bank Statements                                 ( X )                      ( )                     ( )

      3.  Most recently filed                              ( )                      ( X )                    ( )
           Income Tax Return

      4.  Most recent Annual Financial                     ( )                      ( X )                    ( )
           Statements prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

                                                Vice President Finance and
/s/ Barry Bilmes                                      Administration
-----------------------------------------       --------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE

Barry Bilmes                                            12/18/98
-----------------------------------------       --------------------------
PRINTED NAME OF RESPONSIBLE PARTY                         DATE


PREPARER:


-----------------------------------------       --------------------------
ORIGINAL SIGNATURE OF PREPARER                            TITLE


-----------------------------------------       --------------------------
PRINTED NAME OF PREPARER                                  DATE


           All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-2


                          COMPARATIVE BALANCE SHEET

      CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                                           FOURTH QUARTER
-----------------------------------------------------------------------------------------------------------
      ASSETS - SEE EXHIBIT 1                                    MONTH               MONTH             MONTH
-----------------------------------------------------------------------------------------------------------
      1. CASH
-----------------------------------------------------------------------------------------------------------
      2. ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------
      3. INVENTORY
-----------------------------------------------------------------------------------------------------------
      4. NOTES RECEIVABLE
-----------------------------------------------------------------------------------------------------------
      5. PREPAID EXPENSES
-----------------------------------------------------------------------------------------------------------
      6. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
      7. TOTAL CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------
      8. PROPERTY, PLANT & EQUIPMENT
-----------------------------------------------------------------------------------------------------------
      9. LESS ACCUMULATED
         DEPRECIATION/DEPLETION
-----------------------------------------------------------------------------------------------------------
      10. NET PROPERTY, PLANT &
          EQUIPMENT
-----------------------------------------------------------------------------------------------------------
      11. DUE FROM AFFILIATES & INSIDERS
-----------------------------------------------------------------------------------------------------------
      12. INTANGIBLES (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
      13. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
      14. TOTAL ASSETS
      POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------
      15. ACCOUNTS PAYABLE
-----------------------------------------------------------------------------------------------------------
      16. TAXES PAYABLE
-----------------------------------------------------------------------------------------------------------
      17. NOTES PAYABLE
-----------------------------------------------------------------------------------------------------------
      18. PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------
      19. SECURED DEBT
-----------------------------------------------------------------------------------------------------------
      20. DUE TO AFFILIATES & INSIDERS
-----------------------------------------------------------------------------------------------------------
      21. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
      22. TOTAL POSTPETITION
          LIABILITIES
      PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------
      23. SECURED DEBT
-----------------------------------------------------------------------------------------------------------
      24. PRIORITY DEBT
-----------------------------------------------------------------------------------------------------------
      25. UNSECURED DEBT
-----------------------------------------------------------------------------------------------------------
      26. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
      27. TOTAL PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------
      28. TOTAL LIABILITIES
      EQUITY
-----------------------------------------------------------------------------------------------------------
      29. PREPETITION OWNERS' EQUITY
-----------------------------------------------------------------------------------------------------------
      30. POSTPETITION CUMULATIVE
          PROFIT OR (LOSS)
-----------------------------------------------------------------------------------------------------------
      31. TOTAL EQUITY (DEFECIT)
-----------------------------------------------------------------------------------------------------------
      32. TOTAL LIABILITIES &
          OWNERS' EQUITY
-----------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-3

                               INCOME STATEMENT

      CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                                           FOURTH QUARTER
-----------------------------------------------------------------------------------------------------------
      REVENUES - SEE EXHIBIT 2                                  MONTH               MONTH             MONTH
-----------------------------------------------------------------------------------------------------------
      1.  GROSS REVENUES
-----------------------------------------------------------------------------------------------------------
      2.  LESS:  RETURNS & DISCOUNTS
-----------------------------------------------------------------------------------------------------------
      3.  NET REVENUE
      COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------
      4.  BEGINNING INVENTORY
-----------------------------------------------------------------------------------------------------------
      5.  ADD:  PURCHASES
-----------------------------------------------------------------------------------------------------------
      6.  LESS:  ENDING INVENTORY
-----------------------------------------------------------------------------------------------------------
      7.  TOTAL COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------
      8.  GROSS PROFIT
      OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------
      9.  OFFICER/INSIDER COMPENSATION
-----------------------------------------------------------------------------------------------------------
      10. DIRECT LABOR/SALARIES
-----------------------------------------------------------------------------------------------------------
      11. PAYROLL TAXES
-----------------------------------------------------------------------------------------------------------
      12. RENT & LEASE EXPENSE
-----------------------------------------------------------------------------------------------------------
      13. INSURANCE
-----------------------------------------------------------------------------------------------------------
      14. DEPRECIATION/DEPLETION/AMORTIZATION
-----------------------------------------------------------------------------------------------------------
      15. GENERAL & ADMINISTRATIVE
-----------------------------------------------------------------------------------------------------------
      16. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
      17. TOTAL OPERATING EXPENSE
-----------------------------------------------------------------------------------------------------------
      18. OPERATING INCOME
      OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------------------------
      19. OTHER INCOME (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
      20. OTHER EXPENSES (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
      21. INTEREST EXPENSE
-----------------------------------------------------------------------------------------------------------
      22. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
      23. NET OTHER INCOME & EXPENSES
      REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------
      24. PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------
      25. U.S. TRUSTEE FEES
-----------------------------------------------------------------------------------------------------------
      26. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
      27. TOTAL REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------
      28. INCOME TAX
-----------------------------------------------------------------------------------------------------------
      29. NET PROFIT (LOSS)
-----------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-4


                                                                                                      BANK:
      CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                                             ACCOUNT NO.:
                                                                                              ACCOUNT TYPE:
      CASH RECEIPTS AND                                         MONTH               MONTH             MONTH
      DISBURSEMENTS - SEE EXHIBIT 3
-----------------------------------------------------------------------------------------------------------
      1.  CASH-BEGINNING OF MONTH
-----------------------------------------------------------------------------------------------------------
                                                               RECEIPTS
-----------------------------------------------------------------------------------------------------------
      2.  CASH SALES
-----------------------------------------------------------------------------------------------------------
      3.  COLLECTION OF ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------
      4.  LOANS & ADVANCES (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
      4.  SALE OF ASSETS
-----------------------------------------------------------------------------------------------------------
      6.  OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
      7.  TOTAL RECEIPTS
-----------------------------------------------------------------------------------------------------------
      8.  TOTAL CASH AVAILABLE
-----------------------------------------------------------------------------------------------------------
                                     CURRENT MONTH DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER         DATE                         PAYEE                            PURPOSE              AMOUNT
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                     TOTAL DISBURSEMENTS FROM BANK ACCOUNT
                  -----------------------------------------------------------------------------------------
                     END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)
-----------------------------------------------------------------------------------------------------------


DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-5

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974
-----------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING - SEE EXHIBIT 4
-----------------------------------------------------------------------------------------------------------
                       0 - 30 days old
            -----------------------------------------------------------------------------------------------
                       31 - 60 days old
            -----------------------------------------------------------------------------------------------
                       61 - 90 days old
            -----------------------------------------------------------------------------------------------
                       91+ days old
            -----------------------------------------------------------------------------------------------
                       TOTAL ACCOUNTS RECEIVABLE
            -----------------------------------------------------------------------------------------------
                       AMOUNTS CONSIDERED UNCOLLECTIBLE
            -----------------------------------------------------------------------------------------------
                       ACCOUNTS RECEIVABLE (NET)
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
AGING OF POST PETITION TAXES AND PAYABLES - SEE EXHIBIT 5
-----------------------------------------------------------------------------------------------------------
                       0-30          31-60                 61-90           91+
                      DAYS           DAYS                   DAYS           DAYS                 TOTAL
-----------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES - SEE EXHIBIT 6
-----------------------------------------------------------------------------------------------------------
                    BEGINNING       AMOUNT WITHHELD                             ENDING
                       TAX              AND/ OR                  AMOUNT           TAX          DELINQUENT
                    LIABILITY*          ACCRUED                   PAID         LIABILITY         TAXES
-----------------------------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------------------------
WITHHOLDING**
-----------------------------------------------------------------------------------------------------------
FICA-EMPLOYEE**
-----------------------------------------------------------------------------------------------------------
FICA-EMPLOYER**
-----------------------------------------------------------------------------------------------------------
UNEMPLOYMENT
-----------------------------------------------------------------------------------------------------------
INCOME
-----------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
TOTAL FEDERAL TAXES
-----------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------
WITHHOLDING
-----------------------------------------------------------------------------------------------------------
SALES
-----------------------------------------------------------------------------------------------------------
EXCISE
-----------------------------------------------------------------------------------------------------------
UNEMPLOYMENT
-----------------------------------------------------------------------------------------------------------
REAL PROPERTY
-----------------------------------------------------------------------------------------------------------
PERSONAL PROPERTY
-----------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------
TOTAL TAXES
-----------------------------------------------------------------------------------------------------------


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-6

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                                MONTH:
----------------------------------------------
BANK RECONCILIATION - SEE EXHIBIT 7
                                                ACCOUNT #1         ACCOUNT #2          ACCOUNT #3
-----------------------------------------------------------------------------------------------------------
A.  BANK:
------------------------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                                                                                TOTAL
------------------------------------------------------------------------------------------------
C.  PURPOSE (TYPE):
------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT
-----------------------------------------------------------------------------------------------------------
2.  ADD:  TOTAL DEPOSITS NOT CREDITED
-----------------------------------------------------------------------------------------------------------
3.  SUBTRACT:  OUTSTANDING CHECKS
-----------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS
-----------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
-----------------------------------------------------------------------------------------------------------

----------------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------
                                           DATE OF            TYPE OF            PURCHASE           CURRENT
BANK ACCOUNT NAME & NUMBER                PURCHASE          INSTRUMENT            PRICE              VALUE
-----------------------------------------------------------------------------------------------------------
7.
-----------------------------------------------------------------------------------------------------------
8.
-----------------------------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS
-----------------------------------------------------------------------------------------------------------


----------------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)
-----------------------------------------------------------------------------------------------------------


DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-7

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974
-------------------------------------------------------------------------------

                   PAYMENTS TO INSIDERS AND PROFESSIONALS
-------------------------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------
                                INSIDERS - SEE EXHIBIT 8
---------------------------------------------------------------------------------------------    CUMULATIVE
                                                                    TYPE OF          AMOUNT         UNPAID
              NAME                               POSITION           PAYMENT           PAID         BALANCE
-----------------------------------------------------------------------------------------------------------
1.
-----------------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS TO INSIDERS
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                              PROFESSIONALS - SEE EXHIBIT 9
-----------------------------------------------------------------------------------------------------------
                                     TYPE           DATE OF COURT
                                      OF          ORDER AUTHORIZING      AMOUNT       AMOUNT     TOTAL PAID
            NAME                 PROFESSIONAL          PAYMENT          APPROVED       PAID        TO DATE
-----------------------------------------------------------------------------------------------------------
1.
-----------------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS TO PROFESSIONALS
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
-----------------------------------------------------------------------------------------------------------
                                                       SCHEDULED           AMOUNTS
                                                        MONTHLY              PAID                 TOTAL
                                                        PAYMENTS            DURING                UNPAID
NAME OF CREDITOR                                          DUE                MONTH             POSTPETITION
-----------------------------------------------------------------------------------------------------------
                     THE DEBTOR MADE NO ADEQUATE PROTECTION

                           PAYMENTS IN NOVEMBER 1998.

-----------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-8

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

---------------------------------------------------------------------------------------------------------------------------------
QUESTIONNAIRE
                                                                                                              YES           NO
---------------------------------------------------------------------------------------------------------------------------------
   1.HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
     THIS REPORTING PERIOD?                                                                                                  X
---------------------------------------------------------------------------------------------------------------------------------
   2.HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
     ACCOUNT?                                                                                                                X
---------------------------------------------------------------------------------------------------------------------------------
   3.ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                  X
---------------------------------------------------------------------------------------------------------------------------------
   4.HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                            X (a)
---------------------------------------------------------------------------------------------------------------------------------
   5.HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                  X (b)
---------------------------------------------------------------------------------------------------------------------------------
   6.ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                            X
---------------------------------------------------------------------------------------------------------------------------------
   7.ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                            X
---------------------------------------------------------------------------------------------------------------------------------
   8.ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                        X
---------------------------------------------------------------------------------------------------------------------------------
   9.ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                              X
---------------------------------------------------------------------------------------------------------------------------------
  10.ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                              X
---------------------------------------------------------------------------------------------------------------------------------
  11.HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                        X (c)
---------------------------------------------------------------------------------------------------------------------------------
  12.ARE ANY WAGE PAYMENTS PAST DUE?                                                                                         X
---------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

(a)  The Debtors are authorized to pay certain pre-petition liabilities
---------------------------------------------------------------------------------------------------------------------------------
     under "First Day" Orders. Only pre-petition payments so authorized
---------------------------------------------------------------------------------------------------------------------------------
     have been made and reported in accordance with such orders.
---------------------------------------------------------------------------------------------------------------------------------
(b) Loans received in accordance with Debtor-In-Possession Financing
---------------------------------------------------------------------------------------------------------------------------------
    Agreement. Approved by the Court.
---------------------------------------------------------------------------------------------------------------------------------
(c) Various de minimus pre-petition business license and franchise fees paid.
---------------------------------------------------------------------------------------------------------------------------------
    Such license and franchise fees
---------------------------------------------------------------------------------------------------------------------------------
    were necessary to continue to conduct business in certain jurisdictions
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
       INSURANCE                                                                                           YES           NO
---------------------------------------------------------------------------------------------------------------------------------
          1.  ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
              NECESSARY INSURANCE COVERAGES IN EFFECT?                                                        X
---------------------------------------------------------------------------------------------------------------------------------
          2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                          X
---------------------------------------------------------------------------------------------------------------------------------
          3.  PLEASE ITEMIZE POLICIES BELOW.
---------------------------------------------------------------------------------------------------------------------------------

       IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
       HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
       AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                       INSURANCE POLICIES - SEE EXHIBIT 10
---------------------------------------------------------------------------------------------------------------------------------
                         TYPE OF                                                                                   PAYMENT AMOUNT
                         POLICY                                  CARRIER                 PERIOD COVERED              & FREQUENCY
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-9

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974


----------------------------------------------------------------------------------------------------------------
                                                       PERSONNEL
----------------------------------------------------------------------------------------------------------------
                                                                                             FULL/PART TIME
----------------------------------------------------------------------------------------------------------------
      1.  Total number of employees at beginning of period                                        242
----------------------------------------------------------------------------------------------------------------
      2.  Number of employees hired during the period                                               2
----------------------------------------------------------------------------------------------------------------
      3.  Number of employees terminated or resigned during the period                             20
----------------------------------------------------------------------------------------------------------------
      4.  Total number of employees on payroll at end of period                                   224
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                   CHANGE OF ADDRESS

----------------------------------------------------------------------------------------------------------------


      If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

      DATE OF CHANGE:
                     ---------------------------

      NEW ADDRESS:

             BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                     CONSOLIDATED BALANCE SHEET - UNAUDITED
                             AS OF NOVEMBER 20, 1998
                                    ($000'S)

Current Assets:
      Petty cash                                                                  $            2
      Cash in bank                                                                           798
      Accounts receivable                                                                  6,037
      Inventories                                                                          5,378
      Prepaid expenses and other assets                                                      303
                                                                                 ----------------
      Current assets                                                                      12,518

Plant and Equipment, net                                                                  12,260

Other Assets:
      Debt acquisition costs                                                               1,313
      Debt restructuring costs                                                               147
      Prepaid promotional expenses                                                         2,847
      Other assets                                                                           534
                                                                                 ----------------
      Total assets                                                                $       29,619
                                                                                 ================

Current Liabilities:
      Accounts payable (post-petition)                                            $          553
      Accrued expenses (post-petition)                                                     3,568
      Term loan note                                                                      15,493
      Revolving loan                                                                       1,901
                                                                                 ----------------
      Current liabilities                                                                 21,515

Long Term Liabilities:
      Long-term debt (pre-petition)                                                       12,279

Liabilities Subject to Compromise:
      Current maturities of long term debt and capital lease (pre-petition)                   26
      Accounts payable (pre-petition)                                                      5,784
      Accrued Expenses (pre-petition)                                                      2,726
      Accrued loss on future purchase commitments (pre-petition)                             638
      Allowance for operating losses of discontinued segment (pre-petition)                1,629
                                                                                 ----------------
      Liabilities subject to compromise                                                   10,803

Minority interests                                                                            99

Shareholders' Equity:
      Common stock                                                                             1
      Additional paid-in capital                                                         151,693
      Accumulated deficit in earnings                                                   (166,321)
      Treasury stock                                                                        (450)
                                                                                 ----------------
      Total Shareholders Equity                                                          (15,077)

                                                                                 ----------------
      Total Liabilities and Shareholders Equity                                   $       29,619
                                                                                 ================


                                    Exhibit 1

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                    CONSOLIDATED INCOME STATEMENT - UNAUDITED
                      FOR THE MONTH ENDED NOVEMBER 20, 1998
                                    ($000'S)

Sales                                                                    $      4,384
Cost of goods sold                                                              2,496
                                                                         -------------
Gross profit                                                                    1,888

Operating expenses
     Customer                                                                     844
     Sales                                                                        179
     Distribution                                                                 351
     Marketing                                                                     86
     General administrative                                                       862
     MIS administrative                                                            90
                                                                         -------------
     Total operating expenses                                                   2,412

Operating income (loss)                                                          (524)

Interest expense                                                                  166
Debt acquisition and restructuring costs                                          435

                                                                         -------------
Net income (loss)                                                        $     (1,125)


                                    Exhibit 2

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                  POST-PETITION CASH RECEIPTS AND DISBURSEMENTS
                                  NOVEMBER 1998
                                    ($000'S)

                                                                            ------------
                                                                              10/24/98
                                                                              11/20/98
                                                                            ------------
RECEIPTS:
      Lockbox                                                                  $   3,790
      Credit Card                                                                      2
                                                                         ----------------
                                                                                   3,792
DISBURSEMENTS:
      Green Coffee                                                                 1,493
      Packaging & Flavoring                                                          252
      Payroll & Benefits                                                             723
      Plant Overhead                                                                  71
      Customer Expenses                                                              292
      Distribution Costs                                                             282
      Sales Costs                                                                     58
      Marketing                                                                       42
      Management Info. Systems                                                        16
      Administrative                                                                  82
      Professional Fees                                                              364
      Interest Expense & Bank Fees                                                     2
      Slotting Fees                                                                  175
      Capital Expenditures                                                           117
                                                                         ----------------
          Total Disbursements                                                      3,969

Net Cash Flow Prior to Goldman Activity                                             (177)
      Cash to Goldman                                                             (3,635)
      Cash from Goldman                                                            3,500
                                                                         ----------------
Net Cash Flow                                                                       (312)
Beginning Cash                                                                       302
                                                                         ----------------
      Ending Cash Before Float                                                       (10)
      Outstanding Check Float                                                        559
                                                                         ----------------
Cash Ledger Balance per Bank                                                   $     549
                                                                         ================

GOLDMAN DIP:
Beginning Balance                                                              $   2,036
Drawdowns                                                                          3,500
Paybacks                                                                          (3,635)
                                                                         ----------------
   Ending Balance                                                              $   1,901
                                                                         ================

                                    Exhibit 3

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          AGING OF ACCOUNTS RECEIVABLE
                             AS OF NOVEMBER 20, 1998
                                    ($000'S)

                                 Past Due
                ------------------------------------------    Total Accounts     Allowance for Returns      Net Accounts
  0 - 30 Days    30 - 60 Days     60 - 90 Days    Over 90       Receivable           and Bad Debts           Receivable
  -----------    ------------     ------------    -------       ----------           -------------           ----------
     $ 5,039         $ 1,135            $ 316      $ 283          $ 6,774                $ (737)               $ 6,037


                                    Exhibit 4

              BROTHERS GOURMET COFFEES, INC AND AFFILIATED DEBTORS
                            AGING OF ACCOUNTS PAYABLE
                             AS OF NOVEMBER 20, 1998
                                    ($ 000'S)

                                                                               TOTAL
                                                                              ACCOUNTS
    0-30 DAYS (B)       31-60 DAYS     61-90 DAYS         91+ DAYS            PAYABLE
    -------------       ----------     ----------         --------            -------
       $ (245)            $ (177)         $ 118                                  $ (304) (a)

 Outstanding Checks, Chase Account No. 312-7934031-66                               790

 Outstanding Checks, FUNB Account No. 2079900003505                                  67

                                                                         ---------------
 Total Accounts Payable                                                           $ 553
                                                                         ===============


 Notes:

(a) Post-petition accounts payable debit balance results from prepayments for inventory/materials not yet received.

(b)   0 - 30 Days balance reduced for unvouchered material receipts.

                                    Exhibit 5

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                         STATUS OF POST-PETITION TAXES
                             AS OF NOVEMBER 20, 1998
                                    ($000'S)

                                                                AMOUNT
                                       BEGINNING             WITHHELD OR    AMOUNT        ENDING TAX     DELINQUENT
                                     TAX LIABILITY             ACCRUED       PAID         LIABILILITY      TAXES
FEDERAL
Withholding (a)                             $ 72.0              $ 74.1     $ 72.0             $ 74.1          $ -
Unemployment (a)                               0.2                 0.1        0.2                0.1            -
                                    ----------------------------------------------------------------------------------

      TOTAL FEDERAL                           72.2                74.2       72.2               74.2            -

STATE
Withholding (a)                                2.9                 1.9        1.8                3.0            -
Unemployment (a)                              (0.3)                0.5        0.6               (0.4)           -
Income                                         3.1                  -          -                 3.1            -
Property                                     250.5                29.7         -               280.2            -
Sales                                         56.8                11.8        2.1               66.5            -
Franchise (b)                                 67.3                13.8       11.8               69.3            -
                                    ----------------------------------------------------------------------------------

      TOTAL STATE AND LOCAL                  380.3                57.7       16.3              421.7            -

                                    ----------------------------------------------------------------------------------
      TOTAL TAXES                          $ 452.5             $ 131.9     $ 88.5            $ 495.9          $ -
                                    ==================================================================================

Notes:

(a) The Debtors are authorized to pay certain pre-petition employee related taxes under "First Day" orders.

(b) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions.


                                    Exhibit 6

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                               BANK RECONCILIATION
                             AS OF NOVEMBER 20, 1998
                                    ($000'S)

                                               ------------------------------------------------------------------------------------
                                                 ACCOUNT #1     ACCOUNT #2      ACCOUNT # 3         ACCOUNT #4         ACCOUNT #5
-----------------------------------------------------------------------------------------------------------------------------------
A.  BANK:                                           FUNB          CHASE            CHASE               FUNB               FUNB
B.  ACCOUNT NUMBER:                            2000000482626                    312-7934031-66     2079900003505      2155300194336
C.  PURPOSE (TYPE):                              DEPOSITORY     DEPOSITORY        CHECKING           CHECKING           PAYROLL
-----------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                    $ 20.2          $ 502.4          $ 185.8             $ 39.8            $ 34.4
-----------------------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                 0.0              0.0              0.0                0.0               0.0
-----------------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                     0.0              0.0           (790.1)             (67.4)            (19.6)
-----------------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS (ATTACH LIST)            0.0             13.0              0.0               12.0               0.2
-----------------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                   $ 20.2          $ 515.4         $ (604.4)           $ (15.6)           $ 15.0
-----------------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN                                                     94027              88744              8934
-----------------------------------------------------------------------------------------------------------------------------------


                                                    ACCOUNT #6                ACCOUNT #7         ACCOUNT #8
-----------------------------------------------------------------------------------------------------------------------------------
A.  BANK:                                              FUNB                      FUNB               FUNB
B.  ACCOUNT NUMBER:                               2090000011463             2090000011450      2090000802410          TOTAL
C.  PURPOSE (TYPE):                                 DEPOSITORY                DEPOSITORY          CHECKING
-----------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                       $ 5.3                      $ 2.4              $ 3.9            $ 794.2
-----------------------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                 0.0                          0.0                2.3                2.3
-----------------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                     0.0                          0.0               (1.2)            (878.3)
-----------------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS (ATTACH LIST)            0.0                          0.0               (3.2)              22.0
-----------------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                      $ 5.3                      $ 2.4              $ 1.8            $ (59.8)
-----------------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN                                                                    1421
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Outstanding Checks, Chase 312-7934031-66                           790.1
                                                  ---------------------------------------------------------------------------------
                                                  Outstanding Checks, FUNB 2079900003505                             67.4
                                                  ---------------------------------------------------------------------------------
                                                  Month End Balance Per Books                                        $ 797.7
                                                  ---------------------------------------------------------------------------------

Notes:

FUNB - First Union National Bank

                                    Exhibit 7

             BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                            DISTRIBUTIONS TO INSIDERS
                                  NOVEMBER 1998

                                             Director's                            Other                                    Total
                               Salary (a)       Fees      Bonus    Severance   Expense (b)        Auto         401(K)      Payments
                               ----------       ----      -----    ---------   -----------        ----         -------     --------
DIRECTORS:

Aburdene, Elias                 $  --         $  --         $-       $  --         $  --         $  --         $  --        $  --
Bolduc, J.P                        --            --          -          --            --            --            --           --
Moore, James                       --             500        -          --            --            --            --          500
Rudy, Ray                          --            --          -          --            --            --            --           --

OFFICERS:
Breen, Donald                    19,403          --          -          --             464          --             192     20,059
Bilmes, Barry                     9,755          --          -          --            --            --             144      9,899
Pennington, Linda                 8,151          --          -          --            --             400          --        8,551
Davis, Eric                       7,055          --          -          --             115          --              87      7,257

Brownstein, Hyatt, Farber
  & Strickland P.C                 --            --          -          --            --            --            --           --

Schoonover, Randy                    54          --          -          --            --            --            --           54
                                ----------------------------------------------------------------------------------------------------
                                $44,418       $   500       $-       $  --         $   579       $   400       $   423    $46,320
                                ====================================================================================================

Notes:
(a) Includes employer payments for medical, dental, basic life insurance premiums, accidental death and dismemberment and basic long-term disability.
(b) Meals, travel expenses, etc.


                                    Exhibit 8

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          PAYMENTS TO PROFESSIONALS (A)
                                 NOVEMBER 1998

                               NAME                                                TOTAL
Brownstein, Hyatt, Farber & Strickland, P.C.                                      $ 36,297

Weil, Gotshal & Manges, LLP                                                         75,306

Richards, Layton & Finger, P.A.                                                     31,553

The Baynard Firm                                                                    16,979

M.R. Weiser & Co. LLP                                                               33,357

White & Case, LLP                                                                   89,370


                                                                            ---------------
                                                                                 $ 282,862
                                                                            ===============

NOTES:

(a) Payments for post-petition fees and expenses in accordance with the Interim Compensation Order.


                                    Exhibit 9

             Brothers Gourmet Coffees, Inc. and Affiliated Debtors
                               Insurance Policies
                             As of November 20, 1998

             TYPE OF POLICY               TERM                     CARRIER                        PAYMENTS           FREQUENCY
             --------------               ----                     -------                        --------           ---------
Package                             7/1/98-6/30/99         Royal & Sun Alliance                   $ 158,445           Monthly

TX Auto                             7/1/98-6/30/99         Royal & Sun Alliance                   $  19,166           Monthly

Foreign Liability                   7/1/98-6/30/99         Royal & Sun Alliance                   $   2,500           Monthly

Workers' Compensation               7/1/98-6/30/99         Royal & Sun Alliance                   $ 199,875           Monthly

CA Worker's Compensation            7/1/98-6/30/99         Royal & Sun Alliance                   $  24,673           Monthly

Umbrella - $10 million              7/1/98-6/30/99         Royal & Sun Alliance                   $  20,042           Monthly

Umbrella - $15 million              7/1/98-6/30/99         Royal & Sun Alliance                   $  15,500          Annually

Directors and Offficers             2/25/98-2/25/99        National Union                         $ 120,000          Annually


                                    Exhibit 10

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                      FOR THE MONTH ENDED NOVEMBER 20, 1998

ACCOUNT # 2
CHASE
DEPOSITORY

Beginning Balance                         $  394,018
Lockbox Receipts                           3,769,503
First Union Transfer                               -
Goldman Withdrawals                       (3,661,152)
                                      ---------------
Ending Balance                             $ 502,369
                                      ===============


NOTES:


Pursuant to the terms of the DIP financing agreement, this depository account is in the name of Goldman Sachs Credit Partners, L.P. Consequently, Brothers Gourmet Coffees, Inc. does not receive formal bank statements.

The Debtor receives daily lock box deposit amounts from Chase and daily withdrawal amounts from Goldman Sachs Credit Partners, L.P.